UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2008

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

3100 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01.                                          Entry into a Material Definitive Agreement

On April 22, 2008, Allstate Institutional Advisors, LLC (AIA) and Allstate Investment Management Company (AIMCO) entered into an Investment Sub-Advisory Agreement, effective March 20, 2008.  Pursuant to this agreement, AIA will retain AIMCO as the investment sub-adviser to provide investment advisory services in connection with the management of the Allstate Large Cap Index Fund.  A copy of this agreement is attached hereto as Exhibit 10.1.

AIA is a wholly-owned subsidiary of Allstate Life Insurance Company (the Registrant), a wholly-owned subsidiary of The Allstate Corporation.  AIMCO also is a wholly-owned subsidiary of The Allstate Corporation.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

                                                (d)                                 Exhibits

Exhibit No.	Description

10.1	Investment Sub-Advisory Agreement between Allstate Institutional Advisors, LLC and Allstate Investment Management Company effective as of March 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Mary J. McGinn
	Name:	Mary J. McGinn
	Title:	Vice President and
Assistant Secretary

Date:   April 23, 2008